UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: August 4, 2016

(Date of earliest event reported)

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-34903	27-3679414
(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Information regarding the Company’s results of operations for completed fiscal periods of the Company is furnished in Items 7.01 and 9.01 herein.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, during the second quarter of 2016, the Company’s Board of Directors approved a plan to sell the Company’s remaining business operations in Brazil and China. At June 30, 2016, all of the Brazilian and Chinese business operations were considered held for sale in accordance with FASB ASC No. 360, Property, Plant, and Equipment, and presented as discontinued operations in the Company’s Condensed Consolidated Financial Statements, in accordance with FASB ASC No. 205, Discontinued Operations.

In the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, the Company’s Condensed Consolidated Statements of Operations set forth separately, for the three and six months ended June 30, 2016 and 2015, among other things, the Company’s consolidated income from continuing operations and consolidated loss from discontinued operations. In that same Quarterly Report, Note 4 to the Company’s consolidated financial statements set forth, for the three and six months ended June 30, 2016 and 2015, among other things, selected financial information regarding the discontinued operations of the Company’s Brazilian and Chinese business operations.

Exhibit 99.1 annexed hereto sets forth, for each of the quarters ended March 31, 2015, June 30, 2015 September 30, 2015, December 31, 2015 and March 31, 2016 and for the year ended December 31, 2015, (i) selected consolidated statement of operations data for such periods as presented in, or derived from, the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K submitted to the SEC with respect to such periods, (ii) selected consolidated statement of operations data for such periods as adjusted to present the Company’s Brazil and China business operations as discontinued operations and (iii) selected consolidated financial information for such periods reflecting summary information regarding the Company’s discontinued operations.

In the Company’s press releases furnished to the SEC with respect to the Company’s earnings for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 and for the year ended December 31, 2015, the Company has provided certain supplemental statement of operations information in a table entitled “Certain Items Included in Net Income.” Exhibit 99.2 annexed hereto sets forth, for each of such periods, such supplemental information as adjusted to present the Company’s Brazil and China business operations as discontinued operations.

All information presented herein with respect to the three months ended June 30, 2015 is consistent with the information presented for such period in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and the Company’s Current Report on Form 8-K dated July 26, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

99.1 – Selected consolidated statement of operations data as presented in, or derived from, prior reports and as adjusted to present the Company’s Brazil and China business operations as discontinued operations and selected consolidated financial information reflecting summary information regarding the Company’s discontinued operations.

99.2 - “Certain Items Included in Net Income” as adjusted to present the Company’s Brazil and China business operations as discontinued operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/Jeffrey Kersten
Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

August 4, 2016

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EXHIBIT LIST

99.1 – Selected consolidated statement of operations data as presented in, or derived from, prior reports and as adjusted to present the Company’s Brazil and China business operations as discontinued operations and selected consolidated financial information reflecting summary information regarding the Company’s discontinued operations.

99.2 - “Certain Items Included in Net Income” as adjusted to present the Company’s Brazil and China business operations as discontinued operations.

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